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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 13, 2002
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                         STANDARD COMMERCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)


             1-9875                                      13-1337610
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    (Commission File Number)                      (IRS Employer ID Number)


      2201 Miller Road, Wilson, North Carolina             27893
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      (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code           (252) 291-5507
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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     On August 13, 2002, the Registrant issued the press release attached as an exhibit hereto.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STANDARD COMMERCIAL CORPORATION

Date: August 13, 2002                   /s/ Robert A. Sheets
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                                        Robert A. Sheets,
                                        Vice President and
                                        Chief Financial Officer
                                        (Principal Financial Officer)